                                                                    EXHIBIT 99.3

             UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL DATA

    The following unaudited pro forma combined, condensed financial statements have been derived by the application of pro forma adjustments to the historical financial statements of Georgia Gulf and the vinyls business of CONDEA Vista included as exhibits to this Form 8-K. The pro forma balance sheet gives effect to the offering of the 10 3/8% notes, the refinancing of Georgia Gulf's senior credit facility, the purchase of the co-generation facility under the terms of the operating lease and the acquisition of the vinyls business of CONDEA Vista as if these transactions occurred on September 30, 1999. The pro forma statement of income for the fiscal year ended December 31, 1998 and the nine months ended September 30, 1999 gives effect to the offering of the 10 3/8% notes, the refinancing of Georgia Gulf's senior credit facility, the purchase of the co-generation facility under the terms of the operating lease and the acquisition of the vinyls business of CONDEA Vista as if these transactions had occurred on January 1, 1998. The pro forma statement of income for the twelve months ended September 30, 1999 gives effect to the offering of the 10 3/8% notes, the refinancing of Georgia Gulf's senior credit facility, the purchase of the co-generation facility under the terms of the operating lease and the acquisition of the vinyls business of CONDEA Vista as if these transactions occurred on October 1, 1998. The pro forma balance sheet and the pro forma statements of income should not be considered indicative of actual results that would have been achieved had the transactions described above been consummated on the dates or for the periods indicated. Also, the pro forma balance sheet data and statements of income should not be viewed as indicative of Georgia Gulf's balance sheet data or results of operations as of any future date or for any future period. The pro forma combined financial statements should be read in conjunction with the "Management's Discussion and Analysis of Financial Condition and Results of Operations of Georgia Gulf Corporation", "Management's Discussion and Analysis of Financial Condition and Results of Operations of the Vinyls Business of CONDEA Vista Company" and the financial statements and related notes included elsewhere in this Form 8-K to which this exhibit is attached.

                                  GEORGIA GULF
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         YEAR ENDED DECEMBER 31, 1998
                                       -----------------------------------------------------------------
                                                     ADJUSTMENTS              ADJUSTED
                                         VINYLS       TO VINYLS                VINYLS
                                       BUSINESS(1)    BUSINESS                BUSINESS   GEORGIA GULF(5)
                                       -----------   -----------              --------   ---------------
NET SALES............................   $341,668      $     --                $341,668      $825,292
                                        --------      --------                --------      --------
OPERATING COSTS AND EXPENSES
  Cost of sales......................    330,166            --                330,166        652,347

  Certain litigation settlements.....     15,600       (15,600)    (2)             --             --

  Other operating costs and
    expenses.........................     59,282        (6,000)    (2)         53,282         42,455
                                        --------      --------                --------      --------
    Total operating expenses.........    405,048       (21,600)               383,448        694,802
                                        --------      --------                --------      --------
OPERATING INCOME (LOSS)..............    (63,380)       21,600                (41,780)       130,490
                                        --------      --------                --------      --------
OTHER EXPENSE (INCOME)
  Interest expense...................     10,333       (10,333)    (3)             --         30,867

  Interest income....................         --            --                     --            (49)

  Other expense, net.................         --            --                     --          9,500
                                        --------      --------                --------      --------
                                          10,333       (10,333)                    --         40,318
                                        --------      --------                --------      --------
INCOME (LOSS) BEFORE INCOME TAXES....    (73,713)       31,933                (41,780)        90,172

INCOME TAX PROVISION (BENEFIT).......    (28,380)       11,815     (4)        (16,565)        33,587
                                        --------      --------                --------      --------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS.........................   $(45,333)     $ 20,118                $(25,215)     $ 56,585
                                        ========      ========                ========      ========
PER COMMON SHARE:
  Income from continuing
    operations.......................                                                       $   1.80
                                                                                            ========
WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING........................                                                         31,474
                                                                                            ========

                                           YEAR ENDED DECEMBER 31, 1998
                                       -------------------------------------

                                        PRO FORMA               CONSOLIDATED
                                       ADJUSTMENTS               PRO FORMA
                                       -----------              ------------
NET SALES............................   $     --                 $1,166,960
                                        --------                 ----------
OPERATING COSTS AND EXPENSES
  Cost of sales......................      4,311     (6)            973,914
                                         (11,700)    (7)
                                           9,312     (8)
                                         (10,522)    (9)
  Certain litigation settlements.....         --                         --
  Other operating costs and
    expenses.........................         --                     95,737
                                        --------                 ----------
    Total operating expenses.........     (8,599)                 1,069,651
                                        --------                 ----------
OPERATING INCOME (LOSS)..............      8,599                     97,309
                                        --------                 ----------
OTHER EXPENSE (INCOME)
  Interest expense...................     41,616     (10)            72,483
  Interest income....................         --                        (49)
  Other expense, net.................         --                      9,500
                                        --------                 ----------
                                          41,616                     81,934
                                        --------                 ----------
INCOME (LOSS) BEFORE INCOME TAXES....    (33,017)                    15,375
INCOME TAX PROVISION (BENEFIT).......    (12,216)    (4)              4,806
                                        --------                 ----------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS.........................   $(20,801)                $   10,569
                                        ========                 ==========
PER COMMON SHARE:
  Income from continuing
    operations.......................                            $     0.34
                                                                 ==========
WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING........................                                31,474
                                                                 ==========

                                  GEORGIA GULF
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            TWELVE MONTHS ENDED SEPTEMBER 30, 1999
                                        -----------------------------------------------
                                                      ADJUSTMENTS              ADJUSTED
                                          VINYLS       TO VINYLS                VINYLS
                                        BUSINESS(1)    BUSINESS                BUSINESS
                                        -----------   -----------              --------
NET SALES.............................   $374,319       $    --                $374,319
                                         --------       -------                --------
OPERATING COSTS AND EXPENSES
  Cost of sales.......................    337,124            --                337,124
  Certain litigation settlements......     (7,000)        7,000     (2)             --

  Other operating costs and
    expenses..........................     54,755        (2,000)    (2)         52,755
                                         --------       -------                --------
    Total operating expenses..........    384,879         5,000                389,879
                                         --------       -------                --------
OPERATING INCOME (LOSS)...............    (10,560)       (5,000)               (15,560)
                                         --------       -------                --------
OTHER EXPENSE (INCOME)
  Interest expense....................     10,318       (10,318)    (3)             --

  Interest income.....................         --            --                     --
                                         --------       -------                --------
                                           10,318       (10,318)                    --
                                         --------       -------                --------
INCOME (LOSS) BEFORE INCOME TAXES.....    (20,878)        5,318                (15,560)

INCOME TAX PROVISION (BENEFIT)........     (8,038)        1,968     (4)         (6,070)
                                         --------       -------                --------

INCOME (LOSS) FROM CONTINUING
  OPERATIONS..........................   $(12,840)      $ 3,350                $(9,490)
                                         ========       =======                ========
PER COMMON SHARE:
  Income from continuing operations...
WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING.........................

                                                TWELVE MONTHS ENDED SEPTEMBER 30, 1999
                                        -------------------------------------------------------

                                                           PRO FORMA               CONSOLIDATED
                                        GEORGIA GULF(5)   ADJUSTMENTS               PRO FORMA
                                        ---------------   -----------              ------------
NET SALES.............................     $759,832        $     --                 $1,134,151
                                           --------        --------                 ----------
OPERATING COSTS AND EXPENSES
  Cost of sales.......................      635,771           4,311     (6)            947,456
                                                            (11,700)    (7)
                                                             (5,635)    (8)
                                                            (12,415)    (9)
  Certain litigation settlements......           --              --                         --
  Other operating costs and
    expenses..........................       38,602              --                     91,357
                                           --------        --------                 ----------
    Total operating expenses..........      674,373         (25,439)                 1,038,813
                                           --------        --------                 ----------
OPERATING INCOME (LOSS)...............       85,459          25,439                     95,338
                                           --------        --------                 ----------
OTHER EXPENSE (INCOME)
  Interest expense....................       29,763          41,754     (10)            71,517
  Interest income.....................         (108)             --                       (108)
                                           --------        --------                 ----------
                                             29,655          41,754                     71,409
                                           --------        --------                 ----------
INCOME (LOSS) BEFORE INCOME TAXES.....       55,804         (16,315)                    23,929
INCOME TAX PROVISION (BENEFIT)........       20,473          (6,037)    (4)              8,366
                                           --------        --------                 ----------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS..........................     $ 35,331        $(10,278)                $   15,563
                                           ========        ========                 ==========
PER COMMON SHARE:
  Income from continuing operations...     $   1.14                                 $     0.50
                                           ========                                 ==========
WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING.........................       30,897                                     30,897
                                           ========                                 ==========

                                  GEORGIA GULF
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     NINE MONTHS ENDED SEPTEMBER 30, 1999
                                       -----------------------------------------------------------------
                                                     ADJUSTMENTS              ADJUSTED
                                         VINYLS       TO VINYLS                VINYLS
                                       BUSINESS(1)    BUSINESS                BUSINESS   GEORGIA GULF(5)
                                       -----------   -----------              --------   ---------------
NET SALES............................   $295,192      $     --                $295,192      $573,253
                                        --------      --------                --------      --------
OPERATING COSTS AND EXPENSES
  Cost of sales......................    265,677            --                265,677        487,122
  Certain litigation settlements.....         --            --                     --             --

  Other operating costs and
    expenses.........................     40,072        (1,500)    (2)         38,572         29,206
                                        --------      --------                --------      --------
    Total operating expenses.........    305,749        (1,500)               304,249        516,328
                                        --------      --------                --------      --------
OPERATING INCOME (LOSS)..............    (10,557)        1,500                 (9,057)        56,925
                                        --------      --------                --------      --------
OTHER EXPENSE (INCOME)
  Interest expense...................      7,598        (7,598)    (3)             --         21,827

  Interest income....................         --            --                     --           (108)
                                        --------      --------                --------      --------
                                           7,598        (7,598)                    --         21,719
                                        --------      --------                --------      --------
INCOME (LOSS) BEFORE INCOME TAXES....    (18,155)        9,098                 (9,057)        35,206

INCOME TAX PROVISION (BENEFIT).......     (6,989)        3,366     (4)         (3,623)        12,850
                                        --------      --------                --------      --------

INCOME (LOSS) FROM CONTINUING
  OPERATIONS.........................   $(11,166)     $  5,732                $(5,434)      $ 22,356
                                        ========      ========                ========      ========
PER COMMON SHARE:
  Income from continuing
    operations.......................                                                       $   0.72
                                                                                            ========
WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING........................                                                         30,919
                                                                                            ========

                                       NINE MONTHS ENDED SEPTEMBER 30, 1999
                                       -------------------------------------

                                        PRO FORMA               CONSOLIDATED
                                       ADJUSTMENTS               PRO FORMA
                                       -----------              ------------
NET SALES............................   $     --                  $868,445
                                        --------                  --------
OPERATING COSTS AND EXPENSES
  Cost of sales......................      3,233     (6)           730,821
                                          (8,775)    (7)
                                          (6,880)    (8)
                                          (9,556)    (9)
  Certain litigation settlements.....         --                        --
  Other operating costs and
    expenses.........................         --                    67,778
                                        --------                  --------
    Total operating expenses.........    (21,978)                  798,599
                                        --------                  --------
OPERATING INCOME (LOSS)..............     21,978                    69,846
                                        --------                  --------
OTHER EXPENSE (INCOME)
  Interest expense...................     31,381     (10)           53,208
  Interest income....................         --                      (108)
                                        --------                  --------
                                          31,381                    53,100
                                        --------                  --------
INCOME (LOSS) BEFORE INCOME TAXES....     (9,403)                   16,746
INCOME TAX PROVISION (BENEFIT).......     (3,479)    (4)             5,748
                                        --------                  --------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS.........................   $ (5,924)                 $ 10,998
                                        ========                  ========
PER COMMON SHARE:
  Income from continuing
    operations.......................                             $   0.36
                                                                  ========
WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING........................                               30,919
                                                                  ========

                                  GEORGIA GULF
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                          AS OF SEPTEMBER 30, 1999
                                     -------------------------------------------------------------------
                                                    ADJUSTMENTS              ADJUSTED
                                        VINYLS       TO VINYLS                VINYLS
                                     BUSINESS(11)    BUSINESS                BUSINESS   GEORGIA GULF(11)
                                     ------------   -----------              --------   ----------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents........    $     15      $     --                $    15        $  3,213

  Receivables, net of allowance for
    doubtful accounts..............      74,037            --                 74,037          64,076

  Inventories......................      41,544            --                 41,544          67,755
  Other current assets.............         888            --                    888           9,276
                                       --------      --------                --------       --------
    Total current assets...........     116,484            --                116,484         144,320
                                       --------      --------                --------       --------
PROPERTY, PLANT AND EQUIPMENT,
  net..............................     218,400        (2,219)    (12)       216,181         365,924
                                       --------      --------                --------       --------
OTHER ASSETS.......................       1,173                                1,173         116,428
NET ASSETS FROM DISCONTINUED
  OPERATIONS.......................          --            --                     --           3,532
                                       --------      --------                --------       --------

    Total other assets.............       1,173            --                  1,173         119,960
                                       --------      --------                --------       --------
    Total assets...................    $336,057      $ (2,219)               $333,838       $630,204
                                       ========      ========                ========       ========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Current maturities of long-term
    debt...........................    $     --      $     --                $    --        $     --
  Accounts payable.................      34,289                               34,289          78,963
  Accrued liabilities..............      15,133            --                 15,133          29,594
                                       --------      --------                --------       --------
    Total current liabilities......      49,422            --                 49,422         108,557
                                       --------      --------                --------       --------
LONG-TERM DEBT AND CAPITAL LEASE
  OBLIGATIONS, less current
  maturities.......................          --            --                     --         396,525

DEFERRED INCOME TAXES..............      48,285       (48,285)    (12)            --          90,861

OTHER LONG-TERM LIABILITIES........       5,875        (5,875)    (12)            --              --

STOCKHOLDERS' EQUITY...............     232,475        51,941     (12)       284,416          34,261
                                       --------      --------                --------       --------
    Total liabilities and
      stockholders' equity.........    $336,057      $ (2,219)               $333,838       $630,204
                                       ========      ========                ========       ========

                                           AS OF SEPTEMBER 30, 1999
                                     -------------------------------------

                                      PRO FORMA               CONSOLIDATED
                                     ADJUSTMENTS               PRO FORMA
                                     -----------              ------------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents........   $  (3,228)   (16)        $       --
  Receivables, net of allowance for
    doubtful accounts..............          --                   138,113
  Inventories......................       6,880    (13)           116,179
  Other current assets.............          --                    10,164
                                      ---------                ----------
    Total current assets...........       3,652                   264,456
                                      ---------                ----------
PROPERTY, PLANT AND EQUIPMENT,
  net..............................     (10,431)   (13)           679,454
                                        107,780    (14)
                                      ---------                ----------
OTHER ASSETS.......................      (1,173)   (13)           131,928
                                         15,500    (15)
NET ASSETS FROM DISCONTINUED
  OPERATIONS.......................          --                     3,532
                                      ---------                ----------
    Total other assets.............      14,327                   135,460
                                      ---------                ----------
    Total assets...................   $ 115,328                $1,079,370
                                      =========                ==========
LIABILITIES AND STOCKHOLDERS' EQUIT
CURRENT LIABILITIES
  Current maturities of long-term
    debt...........................   $  22,000                $   22,000
  Accounts payable.................          --                   113,252
  Accrued liabilities..............          --                    44,727
                                      ---------                ----------
    Total current liabilities......      22,000                   179,979
                                      ---------                ----------
LONG-TERM DEBT AND CAPITAL LEASE
  OBLIGATIONS, less current
  maturities.......................     649,344    (16)           774,269
                                       (271,600)   (17)
DEFERRED INCOME TAXES..............          --                    90,861
OTHER LONG-TERM LIABILITIES........          --                        --
STOCKHOLDERS' EQUITY...............    (284,416)   (18)            34,261
                                      ---------                ----------
    Total liabilities and
      stockholders' equity.........   $ 115,328                $1,079,370
                                      =========                ==========

              NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL DATA
                                  (UNAUDITED)

 (1) Represents the results of operations of the vinyls business of CONDEA Vista for the periods presented. CONDEA Vista's fiscal year end is June 30; therefore, all periods presented have been conformed with Georgia Gulf's year-end of December 31.

 (2) Represents elimination of litigation settlements relating to environmental contamination and other environmental matters relating to the Lake Charles VCM facility and other related costs and income items pertaining to specific legal actions that Georgia Gulf did not assume as part of the acquisition of the vinyls business of CONDEA Vista.

 (3) Represents elimination of interest expense allocated to the vinyls business of CONDEA Vista.

 (4) Reflects the income tax effect of the adjustments, applying a combined federal and state statutory tax rate of 37%.

 (5) Represents the results of operations of Georgia Gulf for the periods presented.

 (6) Reflects depreciation on the co-generation facility acquired through termination of the co-generation operating lease agreement, based on a purchase price of $107.8 million and a 25 year useful life. Interest expense related to the acquisition of the co-generation facility is reflected in note 10.

 (7) Reflects the elimination of lease expense related to the co-generation facility discussed in note 6.

 (8) Reflects changes to cost of sales to restate the inventory of the vinyls business of CONDEA Vista to a first-in-first-out ("FIFO") basis.

 (9) Reflects net reduction in depreciation and amortization expense based on the purchase price allocation of the vinyls business of CONDEA Vista to property, plant and equipment ("PP&E").

                                                                TWELVE MONTHS
                                         NINE MONTHS ENDED          ENDED             YEAR ENDED
                                         SEPTEMBER 30, 1999   SEPTEMBER 30, 1999   DECEMBER 31, 1998
                                         ------------------   ------------------   -----------------
Historical depreciation and
  amortization expense of
  the vinyls business of
  CONDEA Vista..............                  $(22,415)            $(29,561)           $(27,668)
Depreciation expense on
  amounts allocated to PP&E
  (see note 14).............  $205,750
                                12 yrs          12,859               17,146              17,146
                              --------        --------             --------            --------
                                              $ (9,556)            $(12,415)           $(10,522)
                                              ========             ========            ========

(10) Pro forma interest expense reflects the following:

                                                                 TWELVE MONTHS
                                         NINE MONTHS ENDED           ENDED              YEAR ENDED
                                         SEPTEMBER 30, 1999   SEPTEMBER 30, 1999    DECEMBER 31, 1998
                                         ------------------   -------------------   ------------------
Revolving Credit Facility ($38,594 at
  7.8%, 7.9% and 8.3%, respectively)...       $  2,257             $  3,049              $  3,203
Term Loan A ($225,000 at 7.8%, 7.9% and
  8.3%, respectively)..................         13,163               17,775                18,675
Term Loan B ($200,000 at 7.8%, 7.9% and
  8.3%, respectively)..................         11,700               15,800                16,600
Notes ($200,000 at 10.4%)..............         15,563               20,750                20,750
Deferred seller payment ($7,750 at
  10%).................................            581                  775                   775
Amortization of debt acquisition costs
  incurred in connection with the
  issuance of the new debt.............          1,550                2,067                 2,067
                                              --------             --------              --------
                                                44,814               60,216                62,070
Less: interest expense of existing
  indebtedness to be repaid with new
  debt issuances.......................        (13,433)             (18,462)              (20,454)
                                              --------             --------              --------
                                              $ 31,381             $ 41,754              $ 41,616
                                              ========             ========              ========

        A 0.125% increase or decrease in the weighted average interest rate would change interest expense by $451 for the nine months ended September 30, 1999 and $601 for the twelve months ended September 30, 1999 and the year ended December 31, 1998.

(11) Represents the historical assets and liabilities of the vinyls business of CONDEA Vista and Georgia Gulf as of September 30, 1999.

(12) Reflects elimination of assets and liabilities not acquired from the vinyls business of CONDEA Vista and the net impact on stockholders' equity.

(13) Reflects the preliminary allocation of the purchase price of the vinyls business of CONDEA Vista including a purchase price adjustment of $8,942 for excess working capital based on working capital of the vinyls business as of September 30, 1999. The purchase price is subject to a working capital adjustment as of the closing date. Adjustments to allocate the vinyls business of CONDEA Vista purchase price include the following:


Adjust vinyls business of CONDEA Vista valuation of
  inventory (LIFO) to be in accordance with Georgia Gulf
  accounting policies (FIFO)................................              $  6,880
                                                                          ========
Removal of other assets of vinyls business of CONDEA
  Vista.....................................................              $ (1,173)
                                                                          ========
Allocation of remaining purchase price to property, plant
  and equipment ("PP&E") as follows:
  Purchase price allocation to PP&E.........................  $ 202,750
  Transaction costs allocated to PP&E.......................      3,000
  Net book value of PP&E acquired...........................   (216,181)
                                                              ---------
                                                                          $(10,431)
                                                                          ========

(14) Reflects the acquisition of the co-generation facility acquired through termination of the co-generation operating lease agreement.

(15) Reflects estimated debt acquisition costs of $15,500 to be deferred and amortized over the life of the related debt.

(16) Reflects the issuance of debt related to the acquisition of the vinyls business of CONDEA Vista.


Revolving Credit Facility, net of reduction in cash.........             $  38,594
Term Loan A.................................................               225,000
Term Loan B.................................................               200,000
10 3/8% notes...............................................               200,000
Deferred seller payment.....................................  $ 10,000 less discount, as deferred seller payment is
    noninterest-bearing.....................................    (2,250)
                                                                             7,750
                                                                         ---------
                                                                                     $ 671,344
                                                                                     =========

(17) Reflects repayment of existing revolving credit facility ($171,600) and existing term loan agreement ($100,000).

(18) Reflects elimination of existing stockholders' equity of the vinyls business of CONDEA Vista.